UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2004

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Englewood, Colorado (Address of principal executive offices	80112-3932 (Zip Code)

303-649-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition
Item 7.01: Regulation FD Disclosure
Item 9.01: Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated October 18, 2004
Press Release dated October 17, 2004

Item 2.02: Results of Operations and Financial Condition

On October 18, 2004, Penford Corporation (the “Company”) issued a press release reporting its results for the fourth quarter and the year ended August 31, 2004. A copy of the Registrant’s press release containing this information is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 7.01: Regulation FD Disclosure

On October 17, 2004, Penford Corporation issued a press release announcing that the members of the Bakery, Confectionery, Tobacco Workers and Grain Millers, Local 100G, accepted a five-year contract offer made by the Company’s Industrial Ingredients business unit at its Cedar Rapids manufacturing facility. A copy of the Registrant’s press release containing this information is furnished as Exhibit 99.2 to this Report on From 8-K and is incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
99.1	Press release dated October 18, 2004
99.2	Press release dated October 17, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation (Registrant)

October 19, 2004	/s/ Steven O. Cordier Steven O. Cordier Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

     Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
99.1	Press release dated October 18, 2004
99.2	Press release dated October 17, 2004

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